UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2019

HILLENBRAND, INC.

(Exact Name of Registrant as Specified in Charter)

Indiana	1-33794	26-1342272
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Batesville Boulevard
Batesville, Indiana	47006
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (812) 934-7500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, without par value	HI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) As of November 21, 2019, Timothy C. Ryan resigned from the position of Vice President, Chief Accounting Officer and Controller following Hillenbrand, Inc.’s (“Hillenbrand”) acquisition of Milacron Holdings Corp. (“Milacron”) on that date. It is expected that Mr. Ryan will remain an employee of Hillenbrand to assist with special projects relating to the Milacron integration. Mr. Ryan’s resignation was not the result of any disagreement with Hillenbrand on any matter relating to Hillenbrand’s operations, policies or practices.

(c) On November 19, 2019, Andrew S. Kitzmiller, 40, was elected Vice President, Chief Accounting Officer, and Controller of Hillenbrand, with effect on November 21, 2019 following Mr. Ryan’s resignation.

Prior to the Milacron acquisition, Mr. Kitzmiller served more than two years in senior finance roles at Milacron, as Vice President – Finance and Corporate Controller (April 2019 to November 2019) and as Corporate Controller (September 2017 to April 2019). Before joining Milacron, he served in a series of increasingly senior roles at GE Aviation, the aerospace division of General Electric Company (“GE”), from December 2012 through September 2017. These roles at GE included Controller – Additive, Aviation Supply Chain and Engineering Divisions (November 2016 to September 2017); Accounting Center of Excellence Leader (September 2014 to November 2016), including with controllership oversight of the Supply Chain and Engineering Divisions (April 2016 to November 2016); and two sequential assistant controller positions.

Hillenbrand has entered into an employment arrangement with Mr. Kitzmiller in substantially the same form as those it has with other non-CEO executive officers. Mr. Kitzmiller’s compensation package includes an annual base salary of $275,000 and an annual short-term incentive compensation target at 40% of base salary. In addition, Mr. Kitzmiller will be eligible to participate in annual equity-based awards under Hillenbrand’s long-term incentive compensation plan. He will also be eligible for other benefits that are commonly provided to other similarly situated executives of Hillenbrand.

There are no relationships or arrangements regarding Mr. Kitzmiller that are disclosable pursuant to Items 401(b), 401(d) or 404(a) of Regulation S-K.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release of Hillenbrand, Inc., dated November 25, 2019
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 25, 2019	HILLENBRAND, INC.

	By:	/s/ Nicholas R. Farrell
	Name:	Nicholas R. Farrell
	Title:	Vice President, General Counsel, Secretary and Chief Compliance Officer